American Fidelity Assurance Company and American Fidelity Separate Account C (File No. 811-21313) hereby incorporate by reference the annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:   American Funds Insurance Series®
Fund/Portfolio Name: International Fund
File #:     811-03857
CIK#:     0000729528
Accession:     0000051931-19-000221
Date of Filing:  02/28/19

Filer Entity:    BlackRock Variable Series Funds, Inc.
Fund/Portfolio Name: Basic Value V.I. Fund
Fund/Portfolio Name: BlackRock Advantage U.S. Total Market V.I. Fund
File #:     811-03290
CIK#:      0000355916
Accession #:  0001193125-19-057169
Date of Filing:  02/28/19

Filer/Entity:    Dreyfus Sustainable U.S. Equity Portfolio, Inc.
File #:      811-07044
CIK#        0000890064
Accession #:   0000890064-19-000002
Date of Filing:   02/12/19

Filer/Entity:     Dreyfus Stock Index Fund, Inc.
File #:       811-05719
CIK #:       0000846800
Accession #:    0000846800-19-000001
Date of Filing:  02/12/19

Filer/Entity:    Dreyfus Variable Investment Fund
Fund/Portfolio Name: Opportunistic Small Cap Portfolio
File #:     811-05125
CIK#       0000813383
Accession #:  0000813383-19-000005
Date of Filing:  02/12/19

Filer/Entity:    Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio
File #:     811-05962
CIK #:     0000857490
Accession #:  0001104659-19-011826
Date of Filing:  3/1/19

These annual reports are for the period ended December 31, 2018 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.